UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 15, 2007
PEDIATRIX MEDICAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-12111	65-0271219

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1301 Concord Terrace
Sunrise, Florida 33323

(Address of principal executive office)
Registrant’s telephone number, including area code (954) 384-0175

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On May 15, 2007, Pediatrix Medical Group, Inc. (the “Company”), certain of the Company’s subsidiaries and affiliates (collectively with the Company, the “Borrowers”), Bank of America, N.A. (the “Administrative Agent”), and each of the lenders signatory thereto entered into a Consent to Extension Agreement and Waiver (the “Consent”). Pursuant to Sections 6.01(b) and 6.02(b) of the Credit Agreement dated as of July 30, 2004 among the Borrowers, the Administrative Agent and each of the lenders signatory thereto as previously amended through the date hereof (the “Credit Agreement”), the Company is required to deliver to the Administrative Agent quarterly financial statements (the “Quarterly Financial Statements”) and a compliance certificate (the “Compliance Certificate”) as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of the Company’s fiscal year. In addition, pursuant to Section 6.01(a), 6.02(a) and 6.02(b) of the Credit Agreement, the Company is required to deliver to the Administrative Agent annual financial statements (the “Annual Financial Statement”), a related certificate of its independent certified public accountants certifying such financial statements (the “Accountants’ Certificate”) and a Compliance Certificate as soon as available, but in any event within 90 days after the end of each fiscal year. The Consent provides an extension of time for the delivery of the Quarterly Financial Statements, Annual Financial Statements, Compliance Certificates and Accountants’ Certificate required for the fiscal quarters ended June 30, 2006, September 30, 2006 and March 31, 2007 and the fiscal year ended December 31, 2006, until August 14, 2007 subject to certain terms and conditions as set forth therein.
     Section 6.01(c) of the Credit Agreement also requires the Company to deliver an annual budget, certified by a Company Responsible Officer (as defined in the Credit Agreement), not later than 30 days after the beginning of the fiscal year for which such budget is being delivered (the “Annual Budget”). Since the Company is unable to finalize its Annual Budget for the 2007 fiscal year prior to the conclusion of its Audit Committee’s review of the Company’s historical stock option practices, the Consent waives any Default or Event of Default (each as defined in the Credit Agreement) related to the failure to deliver such Annual Budget within the required time period, provided that the Annual Budget is delivered on or prior to August 14, 2007.
     The foregoing description of the Consent does not purport to be complete and is qualified in its entirety by reference to the full text of such Consent, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference thereto.

ITEM 9.01	Financial Statements and Exhibits
(d)	Exhibits.
          10.1— Consent to Extension Agreement and Waiver dated May 15, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDIATRIX MEDICAL GROUP, INC.
Date: May 15, 2007	By:	/s/ Karl B. Wagner
		Name:	Karl B. Wagner
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Consent to Extension Agreement and Waiver dated May 15, 2007.